FOURTH AMENDMENT TO AGREEMENT OF SALE


     THIS FOURTH AMENDMENT TO AGREEMENT OF SALE ( "Amendment") is made and entered into as of the 31st day of January, 1997, between CEEBRAID-SIGNAL CORPORATION, a Florida corporation ("Purchaser"), GLENEAGLES INVESTORS A REAL ESTATE LIMITED PARTNERSHIP, an Illinois Limited Partnership ("Seller").

                                  WITNESSETH:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of October 24, 1996 (as heretofore amended, the " Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Agreement); and

     WHEREAS, Seller and Purchaser now desire to amend the Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. All capitalized terms used in this amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement.

     2. Lines 1 and 2 of paragraph 8 of the Agreement are hereby deleted in their entirety, and the following is hereby inserted in lieu thereof:

     "8. CLOSING. The Closing ("Closing") of this transaction shall be on February 28, 1997 ("Closing Date"), at the office of the title insurer, at this time Seller shall deliver...."

     3. Purchaser , simultaneously with the execution of this Amendment, is depositing an additional $100,000 Earnest Money Deposit with Seller, which amount shall be credited against the Purchase Price at Closing. At this time, the Earnest Money Deposit totals $300,000. In the event of default of Purchaser under this Agreement, Seller's remedy shall be limited to retaining the $300,000 Earnest Money Deposit as stated in Paragraph 10 of the Agreement, except as otherwise provided in Paragraphs 16.b and 17 of the Agreement.

     4. Except as amended herein, the terms and conditions of the Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     5. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same agreement.

     6. The parties herein agree and acknowledge that a facsimile copy of any party's signature on this Amendment shall be enforceable against such party as an original.
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     Executed as of the date first written above.


                                   PURCHASER:

                                   CEEBRAID-SIGNAL CORPORATION,
                                   a Florida corporation

                                   By:   /s/ Richard Schlesinger
                                        ----------------------------------
                                   Name:     Richard Schlesinger
                                        ----------------------------------
                                   Its:      Managing Director
                                        ----------------------------------


                                   SELLER:

                                   GLENEAGLES INVESTORS A REAL ESTATE
                                   PARTNERSHIP, an Illinois limited partnership

                                   By:  Balcor Equity Partners-IV, an
                                        Illinois general partnership,
                                        its general partner

                                        By:  The Balcor Company, a Delaware
                                             corporation, a general partner

                                        By:   /s/ James E. Mendelson
                                             --------------------------------
                                        Name:     James E. Mendelson
                                             --------------------------------
                                        Its:      Sr. V.P.
                                             --------------------------------
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